UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2018
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INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
9605 Scranton Road, Suite 300
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 812-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On December 4, 2018, Inseego Corp. (the “Company”), entered into an Amendment No. 2 (the “Second Rights Agreement Amendment”) to that certain Rights Agreement (the “Rights Agreement”), dated January 22, 2018, as amended by that certain Amendment No. 1 to Rights Agreement, dated August 6, 2018, between the Company and Computershare Trust Company, N.A., as rights agent, for the purpose of modifying the definition of “Acquiring Person” under the Rights Agreement to permit certain Grandfathered Stockholders (as defined in the Rights Agreement) to remain Grandfathered Stockholders (and not be deemed an “Acquiring Person” under the Rights Agreement) in connection with such Grandfathered Stockholders’ purchase of additional shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) from other existing Grandfathered Stockholders. Such Grandfathered Stockholders will remain Grandfathered Stockholders as long as they do not acquire, after the date of the Second Rights Agreement Amendment, beneficial ownership of Company securities (other than as a result of any adjustment provision or the accrual of interest under any outstanding convertible notes) equal to more than 0.50% of the then-outstanding Common Stock.
The foregoing summary of the Second Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to a copy of the Second Rights Agreement Amendment filed as an exhibit to this Current Report on Form 8-K.

Item 3.03.	Material Modifications to the Rights of Security Holders.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03 in its entirety.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

4.1	Amendment No. 2 to Rights Agreement, dated December 4, 2018, by and between Inseego Corp. and Computershare Trust Company, N.A., as rights agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inseego Corp.

By:	/s/ Dennis Calderon
Dennis Calderon
Corporate Secretary and Vice President, Legal Affairs

Date: December 10, 2018